Exhibit 99



                                  WALT-PX043
                                  Sensitivity

         Settle Date: 11/9/2004 US Dollar Swap Curve Date: 10/28/2004

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                                                        Tranche: 2B (2B)
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   Price       .75% ABS      100% ABS       1.25% ABS      1.35% ABS      1.50% ABS       1.75% ABS      2.00% ABS       PREPAY
                                                                                                                         EDSF12
                                                                                                                          CALL
                2.53900       2.53900        2.53900        2.53900        2.53900         2.53900        2.53900       Avg. Life
                  10%           10%            10%            10%            10%             10%            10%        Prin. Start
                 1.25          1.15           1.04           1.00            .94             .84            .75           Date
               7/15/2005     615/2005       5/15/2005      5/15/2005      5/15/2005       4/15/2005      4/15/2005      Prin. End
               9/15/2006     815/2006       6/15/2006      5/15/2006      4/15/2006       2/15/2006      9115/2006        Date
------------ ------------- -------------- -------------- -------------- --------------- -------------- -------------- --------------
  102.00          3.03          2.88           2.70           2.62           2.50            2.25           1.97       Yield
                  1.20          1.10           1.01            .97            .91             .82            .73       Duration
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